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KOREA EQUITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

PRESIDENT AND FELLOWS OF HARVARD COLLEGE

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PRESS RELEASE

ISS Recommends A Vote “FOR” Proposals to Terminate the Management

Agreement and Recommend Liquidation of Korea Equity Fund

Boston, Massachusetts, August 2, 2005: Sowood Capital Management LP, investment manager to President and Fellows of Harvard College, announced today that Institutional Shareholder Services (“ISS”) has recommended to its clients that stockholders of Korea Equity Fund, Inc. vote “FOR”the termination of the Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc., FOR a proposal recommending that the Board of Directors take all necessary steps to liquidate the Fund and to WITHHOLD AUTHORITY for each of the Fund’s nominees for election to the Board of Directors.

The proposals to terminate the Management Agreement and recommend liquidation of Korea Equity Fund have been submitted by President and Fellows of Harvard College for consideration at the Fund’s annual meeting, which is scheduled for August 10, 2005.

ISS is the world’s leading provider of proxy voting and corporate governance services with 20 years of experience. ISS serves more than 1,300 institutional and corporate clients worldwide with its core business — analyzing proxies and issuing informed research and objective vote recommendations for more than 33,000 companies across 115 markets worldwide. (Source: www.issproxy.com)

In recommending that its clients “FOR” Harvard’s proposals and to “WITHHOLD AUTHORITY” on the Fund’s nominees for directors, ISS concludes:

The fund’s performance has improved over the last several years but still falls short of competitors like Korea Fund and iShares MSCI South Korea Index Fund. Therefore, terminating the investment advisory agreement seems to be the right course of action. The emergence of ETFs have increased the supply of investment vehicles covering South Korea and therefore may have systematically undermined the market performance of closed-end country funds. In the new environment, the fund may find it more difficult to return its share price to NAV even after South Korean political and economic volatility subsides.

We recommend a vote to withhold for the election of the fund’s nominees for reelection to the board, because ultimately, management of the discount and Nomura’s performance falls under the board’s purview.

Jeff Larson of Sowood had the following comment: “We are gratified that ISS, a neutral and respected outside observer, after careful consideration, supports our efforts to achieve change at Korea Equity Fund. We are long-term shareholders committed to the creation of shareholder value. A vote on the WHITE proxy card in favor of the proposals and to WITHHOLD AUTHORITY on directors will help us achieve that.”

Jeff Larson continued, “All shareholders of Korea Equity Fund should take the time to send in their WHITE proxy cards and make sure their vote is counted and their voice is heard.”

ON JULY 7, 2005, HARVARD MAILED PROXY MATERIALS TO ALL SHAREHOLDERS OF KOREA EQUITY FUND. YOU MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT AND OTHER PROXY MATERIALS AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CONTACTING MACKENZIE PARTNERS, INC. AT (800) 322-2885 (TOLL-FREE) OR (212) 929-5500 (CALL COLLECT) OR VIA E-MAIL AT PROXY@MACKENZIEPARTNERS.COM.

[Sowood Capital Management LP Letterhead]

August 2, 2005

Dear Fellow Shareholder:

The following press release was issued on August 2, 2005, by Sowood Capital Management LP, investment manager to President and Fellows of Harvard College.

ISS Recommends A Vote “FOR” Proposals to Terminate the Management

Agreement and Recommend Liquidation of Korea Equity Fund.

Boston, Massachusetts, August 2, 2005: Sowood Capital Management LP, investment manager to President and Fellows of Harvard College, announced today that Institutional Shareholder Services (“ISS”) has recommended to its clients that stockholders of Korea Equity Fund, Inc. vote “FOR”the termination of the Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc., FOR a proposal recommending that the Board of Directors take all necessary steps to liquidate the Fund and to WITHHOLD AUTHORITY for each of the Fund’s nominees for election to the Board of Directors.

The proposals to terminate the Management Agreement and recommend liquidation of Korea Equity Fund have been submitted by President and Fellows of Harvard College for consideration at the Fund’s annual meeting, which is scheduled for August 10, 2005.

ISS is the world’s leading provider of proxy voting and corporate governance services with 20 years of experience. ISS serves more than 1,300 institutional and corporate clients worldwide with its core business — analyzing proxies and issuing informed research and objective vote recommendations for more than 33,000 companies across 115 markets worldwide. (Source: www.issproxy.com)

In recommending that its clients “FOR” Harvard’s proposals and to “WITHHOLD AUTHORITY” on the Fund’s nominees for directors, ISS concludes:

The fund’s performance has improved over the last several years but still falls short of competitors like Korea Fund and iShares MSCI South Korea Index Fund. Therefore, terminating the investment advisory agreement seems to be the right course of action. The emergence of ETFs have increased the supply of investment vehicles covering South Korea and therefore may have systematically undermined the market performance of closed-end country funds. In the new environment, the fund may find it more difficult to return its share price to NAV even after South Korean political and economic volatility subsides.

We recommend a vote to withhold for the election of the fund’s nominees for reelection to the board, because ultimately, management of the discount and Nomura’s performance falls under the board’s purview.

Jeff Larson of Sowood had the following comment: “We are gratified that ISS, a neutral and respected outside observer, after careful consideration, supports our efforts to achieve change at Korea Equity Fund. We are long-term shareholders committed to the creation of shareholder value. A vote on the WHITE proxy card in favor of the proposals and to WITHHOLD AUTHORITY on directors will help us achieve that.”

Jeff Larson continued “All shareholders of Korea Equity Fund should take the time to send in their WHITE proxy cards and make sure their vote is counted and their voice is heard.”

Sincerely,

/s/ Jeffrey B. Larson

Jeffrey B. Larson

Sowood Capital Management LP

Investment Manager to President and Fellows

of Harvard College

ON JULY 7, 2005, HARVARD MAILED PROXY MATERIALS TO ALL SHAREHOLDERS OF KOREA EQUITY FUND. YOU MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT AND OTHER PROXY MATERIALS AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CONTACTING MACKENZIE PARTNERS, INC. AT (800) 322-2885 (TOLL-FREE) OR (212) 929-5500 (CALL COLLECT) OR VIA E-MAIL AT PROXY@MACKENZIEPARTNERS.COM.